Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Long-Term Debt [Abstract]
Debt

NOTE 10 — Debt

Credit Agreement Amendment

On June 30, 2022, the Company amended its Revolving Credit and Term Loan Agreement which included a senior secured revolving credit facility (the “Revolver”) with an initial commitment of $250 million and a senior secured term loan credit facility (the “Term Loan”) with an initial commitment of $220 million. The amendment, among other things, increased the aggregate total commitment from the original syndicate of lenders plus two additional lenders by approximately $630 million to a total of $1.1 billion, and provides for a $400 million Term Loan and a $700 million Revolver (together, the “Credit Facilities”). In addition, on June 1, 2022, the benchmark interest rate was revised to the secured overnight financing rate (“SOFR”) plus 2.75% for the Revolver and SOFR plus 3.25% for the Term Loan. The maturity date of the Credit Facilities remains unchanged at September 15, 2026.

The Company had outstanding borrowings under the Term Loan of $400.0 million at an interest rate of 4.89% and under the Revolver of $50.0 million at an interest rate of 4.39% as of June 30, 2022. The Company had issued letters of credit under the Credit Facilities of $23.8 million, resulting in available borrowing capacity of $626.2 million under the Revolver as of June 30, 2022.

The Company’s outstanding debt consists of the following as of June 30, 2022 and December 31, 2021:

(in thousands)	June 30, 2022	December 31, 2021
Credit Agreement, as amended – Term Loan	$400,000	$218,625
Credit Agreement, as amended – Revolver	50,000	—
Wilmington Trust – 4.47% Term Note	60,828	60,828
Wilmington Trust – 3.75% Term Note	69,667	72,542
	580,495	351,995
Less unamortized debt issuance costs	(10,027)	(9,221)
Long-term debt less debt issuance costs	570,468	342,774
Less current maturities, net	(21,568)	(11,378)
Total long-term debt, net	$548,900	$331,396

Scheduled future maturities of long-term debt principal amounts are as follows:

(in thousands)
Remainder of 2022	$10,502
2023	26,108
2024	26,371
2025	26,598
2026 and thereafter	490,916
Total	$580,495

Fair Value of Debt

The Company estimates the fair value of fixed-rate term loans based on quoted market yields for similarly rated debt instruments in an active market, which are considered a Level 2 input in the fair value hierarchy. As of June 30, 2022 and December 31, 2021, the estimated fair value of the Company’s outstanding debt was approximately $523.0 million and $353.1 million, respectively.

NOTE 11 — Debt

The Company’s outstanding debt consists of the following as of December 31, 2021 and 2020:

(in thousands)	2021	2020
New Credit Agreement – Term Loan	$218,625	$—
Wilmington Trust – 4.47% Term Note	60,828	—
Wilmington Trust – 3.75% Term Note	72,542	—
Comerica Bank – Specific Advance Facility Note	—	4,320
Comerica Term Loan	—	12,000
Kubota Corporation – Term Notes	—	46
	351,995	16,366
Less unamortized debt issuance costs	(9,221)	(291)
Long-term debt less debt issuance costs	342,774	16,075
Less current maturities, net	(11,378)	(1,302)
Total long-term debt	$331,396	$14,773

Scheduled future maturities of long-term debt principal amounts are as follows:

(in thousands)
2022	$12,752
2023	17,108
2024	17,371
2025	17,598
2026	185,607
Thereafter	101,559
Total	$351,995

Fair Value of Debt

The Company estimates the fair value of fixed-rate term loans based on quoted market yields for similarly rated debt instruments in an active market, which are considered a Level 2 input in the fair value hierarchy. As of December 31, 2021, the estimated fair value of the Company’s outstanding debt was approximately $353.1 million.

New Credit Facilities

On the Closing Date and upon consummation of the Business Combinations, Archaea Energy Operating LLC, a Delaware limited liability company (f/k/a LFG Buyer Co, LLC) (“Archaea Borrower”), entered into a $470 million Revolving Credit and Term Loan Agreement (the “New Credit Agreement”) with a syndicate of lenders co-arranged by Comerica Bank. The New Credit Agreement provides for a senior secured revolving credit facility (the “Revolver”) with an initial commitment of $250 million and a senior secured term loan credit facility (the “Term Loan” and, together with the Revolver, the “Facilities”) with an initial commitment of $220 million. Pursuant to the New Credit Agreement, Archaea Borrower has the ability, subject to certain conditions, to draw upon the Revolver on a revolving basis up to the amount of the Revolver then in effect. On the Closing Date, Archaea Borrower received total proceeds of $220 million under Term Loan. Archaea Borrower had outstanding borrowings under the Term Loan of $218.6 million at an interest rate of 3.35% as of December 31, 2021. As of December 31, 2021, the Company had issued letters of credit under the New Credit Agreement of $14.2 million and there were no borrowings under the Revolver, resulting in available borrowing capacity of $235.8 million under the Revolver.

The maturity date of the New Credit Agreement is the last to occur of (i) September 15, 2026, (ii) the date on which the commitments under the Revolver shall terminate in accordance with the New Credit Agreement (subject to any extensions, as applicable) and (iii) the date on which the commitments under the Term Loan shall terminate in accordance with the New Credit Agreement (subject to any extensions, as applicable). Interest on the Facilities is at a floating rate based on LIBOR, with a LIBOR floor of 0.00%, or the administrative agent’s prime rate, at Archaea Borrower’s election, plus a tiered rate of 1.75% to 3.25% based on the applicable rate and type of loan. The New Credit Agreement is secured by liens on substantially all of the assets of Archaea Borrower and certain of its subsidiaries and a pledge of the equity interests of Archaea Borrower and certain of its subsidiaries. The New Credit Agreement contains customary representations and warranties, affirmative and negative covenants, and events of default typical for a financing of this type, including a consolidated total leverage ratio covenant and a fixed charge coverage ratio, tested quarterly commencing December 31, 2021.

Assai Energy 3.75% and 4.47% Senior Secured Notes

On January 15, 2021, Assai Energy, LLC (“Assai Energy”) entered into a senior secured note purchase agreement with certain investors for the purchase of $72.5 million in principal amount of 3.75% Senior Secured Notes (the “3.75% Notes”). Interest on the 3.75% Notes is payable quarterly in arrears, and the 3.75% Notes mature on September 30, 2031. On April 5, 2021, Assai Energy entered into an additional senior secured note purchase agreement with certain investors for the purchase of $60.8 million in principal amount of its 4.47% Senior Secured Notes (the “4.47% Notes” and, together with the 3.75% Notes, collectively the “Assai Notes”). Interest is payable quarterly in arrears, and the 4.47% Notes mature on September 30, 2041. As of December 31, 2021, Assai Energy received total proceeds of $133.4 million from the Assai Notes of which approximately $30.0 million was used to complete the acquisition of PEI. The remaining proceeds are expected to be used to fund the continued development of the Assai production facility.

Wilmington Trust, National Association is the collateral agent for the secured parties for the Assai Notes. The Assai Notes are secured by all Assai plant assets and plant revenues and a pledge of the equity interests of Assai Energy. Cash received from the Assai Notes is restricted for use on Assai related costs and cannot be used for general corporate purposes.

Line of Credit

The Company had a revolving line of credit agreement with Comerica Bank (“Comerica”) that provided for maximum borrowings of $8.0 million. The Company had no outstanding balance on the line of credit as of December 31, 2020, and the line of credit was paid off in full and terminated at the closing of the Business Combinations.

Secured Promissory Notes

On July 15 and July 26, 2021, Archaea Holdings LLC entered into several secured promissory notes with certain lenders, including related parties to the Company, in the aggregate principal amount of approximately $30.0 million, including promissory notes totaling approximately $16.5 million bearing interest at 20% per annum, and promissory notes totaling approximately $13.5 million bearing interest at 7.5% per annum. All unpaid principal and unpaid accrued interest of the foregoing promissory notes were due the earlier of (a) the one-year anniversary of the respective issuance date (July 15, 2022 or July 26, 2022), (b) the closing date of the Business Combinations, or (c) the date on which all amounts under promissory notes shall become due and payable in the event of the Company’s default. The promissory notes bearing interest at 20% per annum included a guaranteed minimum interest payment of approximately $1.0 million in aggregate. These promissory notes were repaid in full at the closing of the Business Combinations.

Boyd County Credit Agreement

On November 10, 2020, Archaea Holdings, LLC (“Archaea Holdings”) and Big Run Power Producers, LLC (“BRPP”), both wholly-owned subsidiaries of the Company, entered into certain promissory notes with Comerica pursuant to that certain credit agreement by and between Comerica, as the lender, and Archaea Holdings and BRPP, as the borrowers (the “Boyd County Credit Agreement”). Noble Environmental, Inc. (“Noble”) guaranteed the Boyd County Credit Agreement.

Pursuant to the Boyd County Credit Agreement, Comerica made available to the borrowers a $5.0 million secured specific advance facility loan (the “SAF Loan”) and a $12.0 million secured term loan (the “Comerica Term Loan”). The SAF Loan and the Comerica Term Loan bear interest at LIBOR plus 4.5%. In addition to the Comerica Term Loan and the SAF Loan, Comerica has also made available to the borrowers a corporate credit card program with a credit limit of $3.5 million for use by the borrowers in connection with the operation of the business. As of December 31, 2021 and December 31, 2020, the Company received total proceeds under the SAF Loan and Comerica Term Loan of approximately $17.0 million and approximately $16.3 million, respectively. The Boyd County Credit Agreement, including the SAF Loan and the Comerica Term Loan, was repaid in full at the closing of the Business Combinations.

Noble Environmental, Inc., a related party of Archaea, guaranteed Archaea Holding’s and BRPP’s obligations under the Boyd County Credit Agreement (the “Noble Guaranty”). In consideration of Noble furnishing the Noble Guaranty, Noble required that Archaea Holdings and BRPP incur a guaranty fee. The guaranty fee is accrued on the face value of the guaranteed obligation, which shall accrue interest at a 20% interest rate subject to adjustments. The guaranty fee was evidenced by a promissory note dated November 10, 2020 made by Archaea Holding and BRPP payable to Noble Environmental Inc. (the “Noble Note”). The Noble Note aggregate balance of $3.2 million was repaid in full at the closing of the Business Combinations.

Paycheck Protection Program Loan

During 2020, the Company received a $0.2 million loan and GCES received a $0.5 million loan from the Small Business Administration (“SBA”) as provided for under the Paycheck Protection Program (“Program”) established in accordance with the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) signed into law on March 27, 2020. The Company utilized the loan proceeds in accordance with established Program guidelines which would result in forgiveness of the full amount of the loan. The forgiveness of the loan resulted in no interest being charged to the Company.

In March 2021, the Company had received notification from the lending institution that the full amount of the loan had been forgiven, and the proceeds were recorded in other income in the first quarter of 2021. The amount of the proceeds received under this loan at December 31, 2020 was reflected in the accompanying balance sheets as other long-term liability.

In December 2020, GCES had received notification from the lending institution that the full amount of the loan had been forgiven, and the proceeds were recorded in other income in the fourth quarter of 2020.